Pensions and Other Postretirement Benefits (Weighted Average Assumptions Used to Determine Net Periodic Benefit Cost for Defined Benefit Pension and Other Postretirement Plans) (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Compensation and Retirement Disclosure [Abstract]
Discount rate	4.60%	5.30%	5.70%
Expected return on assets	7.00%	7.60%	7.80%
Rate of compensation increase	3.90%	3.80%	3.90%